Fourth Quarter 2024 Earnings Conference Call February 25, 2025 Exhibit 99.2

2 • Operations: Another Safe and Reliable Quarter ◦ Successfully completed KSR Turnaround in 4Q’24 • EOP & SOTP efforts ◦ Further progress towards Midstream deconsolidation ◦ Working on additional deconsolidation options ◦ Original cost reductions (ZBB) exceeding $100mm target ◦ On track to achieve upper-end of $80 - $120mm cash flow improvement through enterprise optimization plan (EOP) ◦ Another quarter with strong investor returns • Delek Logistics reports another record quarter ◦ Initiates 2025 Adjusted EBITDA guidance of $480 - $520mm ◦ Gas plant on track for first half 2025 completion ◦ Announced the acquisition of Gravity Water Midstream ◦ Announced FID on acid gas injection (AGI) at the Libby plant ◦ Announced additional acreage dedication in the Midland basin with DPG's total dedication approaching 400K acres ◦ Announced 48th consecutive quarterly distribution growth Overview Big Spring Refinery, Big Spring, TXEl Dorado Refinery, El Dorado AR

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; projected capital expenditures; the results of our refinery improvement plan; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; projections of third party EBITDA for Delek Logistics; liquidity and EBITDA impacts from strategic and intercompany transactions; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; risks and uncertainties related to the integration by Delek Logistics of the Delaware Gathering business following its acquisition; risks and uncertainties related to the integration by Delek Logistics of the H2O Midstream and Gravity businesses following t acquisition; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including risks and uncertainties with respect to the possible benefit of the retail, H20 Midstream and Gravity transactions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation.

SOTP Update 3 ***Placeholder image*** *Ownership % represents a change from 12/31/2023

SOTP: Midstream Value Creation (Higher Distributions to DK) 4 1Q24: Equity Offering: Raised $132mm 3Q24: W2W Drop-Down Amend and Extend 3Q24: Acquired H2O Midstream 1Q25: Acquired Gravity Water Midstream Note: $ in millions, unless stated otherwise (1) Reflects the issuance of 2,175,209 common limited partner units on January 2, 2025. (1)

SOTP: Midstream Value Creation (Economic Separation) 5 1Q24: Equity Offering: Raised $132mm 3Q24: W2W Drop-Down Amend and Extend 3Q24: Acquired H2O Midstream 1Q25: Acquired Gravity Water Midstream Note: $ in millions, unless stated otherwise (1) Midpoint of 2025 Guidance

SOTP: Midstream Value Creation 6

7 Focus on Free Cash Flow: Enterprise Optimization Plan Efficient (Costs) Stronger (Margins) • Accretive Refining Projects (Minimal Capex) • Commercial Improvements (Market optionality, product slate and optimization) • Refining / Commercial: $50-80mm • Lower G&A (Sustainable restructuring) • Lower Opex • Lower Interest Expense (Balanced approach for cash proceeds) • Cost Efficiencies: $30-40mm EOP Action Items EOP initiatives are focused on improving DK’s financial health & ability to generate free cash flow Expect to be at the high end of original $80-120mm cash flow improvement target in 2H’25 EO P: 3 5% EO P: 6 5%

8 Tracking EOP Progress • EOP lowers overall company breakeven by increasing free cash flow generation at constant margins • Confident in reaching “upper” end of the guidance range of improvements • These improvements to incrementally reflect in results & achieve run-rate expectations in 2H’25 Stronger Margins $50-$80M Stronger Margins $30-$40M

9 El Dorado System Margin Improvement EDR Margin Improvement Plan - $50mm • Enhanced logistics to increase market access • Improved product slate & higher liquid volume yields • Cost improvements Note: $ in millions, unless stated otherwise

10 Big Spring Operational Improvements 2Q 2023 - 4Q 2024

11 Focus on Free Cash Flow: Lowered 2025 Capex Reduction in capex, along with EOP efforts should enhance cash flow generation Note: $ in millions, unless stated otherwise

12 DK Illustrative Valuation (based on mid-cycle EBITDA & FCF) Note: $ in millions, unless stated otherwise (1) FactSet data as of 2/21/25 (2) DK's interest in DKL as of 12/31/24

13 Total Refining Throughput 4Q 2024 vs 3Q 2024 4Q24 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $6.66 $0.56 $5.04 $2.71 307.6 (8.7) (0.7) 0.3 (32.0) 266.5 3Q24 Tyler El Dorado Big Spring Krotz Springs 4Q24 MBPD *Throughputs are rounded

14 Financial Summary 4th Quarter 2024 Financial Highlights $ in millions (except per share) As Reported (1) Adjusted Net Loss $(413.8) $(160.5) Net Loss Per Share $(6.55) $(2.54) EBITDA $(300.7) $(23.2) Cash Flow From Operations $(163.5) $(92.4) (1) Includes a $212.2 million goodwill impairment charge.

15 Adjusted EBITDA 4Q 2024 vs 3Q 2024 ($MM) 4Q24 Adjusted EBITDA Results Refining Logistics Corporate Discontinued Operations (Retail) $(69.6) $107.2 $(60.3) $(0.5) $70.6 $(79.8) $1.1 $(6.4) $(8.7) $(23.2) 3Q24 Refining Logistics Corporate Discontinued Operations (Retail) 4Q24 *$MM's are rounded

16 Consolidated Cash Flow 4Q 2024 vs 3Q 2024 ($MM) *includes cash and cash equivalents Note: Includes discontinued operations (1) Includes impact from the inventory intermediation agreement. $1,037.6 $(92.4) $(71.1) $(215.8) $77.3 $735.6 9/30/2024 Cash Balance* Operating Activities Excluding Working Capital Working Capital Impact Included in Operating Activities Investing Activities Financing Activities 12/31/2024 Cash Balance* (1)

17 Capital Program 2024 YTD Actual $'s in Millions 2024 YTD (1) (2) ($ millions) Total Refining $ 266 Logistics (Delek Logistics Partners) 45 Corporate & Other 27 Capital expenditures $ 338 2024 Actual 84% 16% Regulatory & Sustaining Growth (1) Excludes a $10.0 million land purchase in connection with a settlement that was in litigation related to a property that we historically operated as an asphalt and marine fuel terminal. See further discussion in the Q2 2024 "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (2) Excludes capital spending in 2024 related to the new Delek Logistics gas processing plant. Excludes Retail operations which are now discontinued operations.

18 Net Debt 2024 vs 2023 $'s in Millions 12/31/2024 12/31/2023 Consolidated long-term debt - current portion $ 9.5 $ 44.5 DK long-term debt - non-current portion 880.3 881.5 DKL long-term debt - non-current portion 1,875.4 1,673.8 Consolidated total long-term debt $ 2,765.2 $ 2,599.8 Less: Cash and cash equivalents 735.6 821.8 Consolidated net debt $ 2,029.6 $ 1,778.0 Less: Delek Logistics net debt 1,870.0 1,700.0 Delek US, excluding DKL net debt $ 159.6 $ 78.0

19 Guidance 1st Quarter 2025 $'s in Millions Low High Operating Expenses $220 $235 General and Administrative Expenses $55 $60 Depreciation and Amortization $100 $105 Net Interest Expense $78 $88 Barrels per day (bpd) Low High Total Crude Throughput 255,000 269,000 Total Throughput 278,000 292,000 Total Throughput by Refinery: Tyler, TX 65,000 69,000 El Dorado, AR 73,000 76,000 Big Spring, TX 57,000 61,000 Krotz Spring, LA 83,000 86,000

20 Supplemental Slides

21 Total Refining Throughput 4Q 2024 vs 4Q 2023 4Q24 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $6.66 $0.56 $5.04 $2.71 306.4 (13.0) (10.3) 14.7 (31.3) 266.5 4Q23 Tyler El Dorado Big Spring Krotz Springs 4Q24 MBPD *Throughputs are rounded

22 Adjusted EBITDA 4Q 2024 vs 4Q 2023 ($MM) 4Q24 Adjusted EBITDA Results Refining Logistics Corporate Discontinued Operations (Retail) $(69.6) $107.2 $(60.3) $(0.5) $60.6 $(65.2) $7.8 $(16.5) $(9.9) $(23.2) 4Q23 Refining Logistics Corporate Discontinued Operations (Retail) 4Q24 *$MM's are rounded

23 Adjusted EBITDA YTD 2024 vs 2023 ($MM) YTD 2024 Adjusted EBITDA Results Refining Logistics Corporate Discontinued Operations (Retail) $92.8 $413.7 $(220.2) $27.4 $949.7 $(644.9) $35.5 $(6.5) $(20.1) $313.7 2023 Refining Logistics Corporate Discontinued Operations (Retail) 2024

24 YTD Consolidated Cash Flow ($MM) *includes cash and cash equivalents Note: Includes discontinued operations (1) Includes impact from the inventory intermediation agreement. $822.2 $(106.0) $39.2 $(241.5) $221.7 $735.6 12/31/2023 Cash Balance* Operating Activities Excluding Working Capital Working Capital Impact Included in Operating Activities Investing Activities Financing Activities 12/31/2024 Cash Balance* (1)

Reconciliation of U.S. GAAP Net (Loss) Income to Adjusted Net (Loss) Income

$ in millions (unaudited)	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Reported net (loss) income attributable to Delek US	$ (413.8)	$ (164.9)	$ (560.4)	$ 19.8
Adjusting items [1]				
Inventory LCM valuation (benefit) loss	(0.2)	6.6	(10.7)	0.4
Tax effect	—	(1.5)	2.4	(0.1)
Inventory LCM valuation (benefit) loss, net	(0.2)	5.1	(8.3)	0.3
Other inventory impact	43.9	48.6	82.9	194.0
Tax effect	(9.9)	(11.0)	(18.7)	(43.7)
Other inventory impact, net [2]	34.0	37.6	64.2	150.3
Business interruption insurance and settlement recoveries	—	—	(10.6)	(10.0)
Tax effect	—	—	2.4	2.3
Business interruption insurance and settlement recoveries, net	—	—	(8.2)	(7.7)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	(9.5)	1.2	(17.6)
Tax effect	(0.1)	2.2	(0.3)	4.0
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net	—	(7.3)	0.9	(13.6)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements	1.8	—	5.5	—
Tax effect	(0.4)	—	(1.2)	—
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net [3]	1.4	—	4.3	—
Transaction related expenses	3.8	—	24.8	—
Tax effect	(0.9)	—	(5.6)	—
Transaction related expenses, net [2]	2.9	—	19.2	—
Restructuring costs	3.3	31.4	62.8	37.8
Tax effect	(0.7)	(7.1)	(14.1)	(8.5)
Restructuring costs, net [2]	2.6	24.3	48.7	29.3
El Dorado refinery fire losses	—	0.7	—	8.7
Tax effect	—	(0.2)	—	(2.0)
El Dorado refinery fire losses, net	—	0.5	—	6.7
Goodwill impairment	212.2	14.8	212.2	14.8
Tax effect	—	(3.3)	—	(3.3)
Goodwill impairment, net	212.2	11.5	212.2	11.5
Property settlement	—	—	(53.4)	—
Tax effect	—	—	12.0	—
Property settlement, net	—	—	(41.4)	—
Loss (gain) on sale of Retail Stores	0.9	—	(97.5)	—
Tax effect	(0.5)	—	27.4	—
Loss (gain) on sale of Retail Stores, net	0.4	—	(70.1)	—
Total adjusting items [1]	253.3	71.7	221.5	176.8
Adjusted net (loss) income	$ (160.5)	$ (93.2)	$ (338.9)	$ 196.6

[1] The adjustments have been tax effected using the estimated marginal tax rate, as applicable.

[2] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[3] Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

25

26 Reconciliation of U.S. GAAP Net (Loss) Income per share to Adjusted Net (Loss) Income Per Share Three Months Ended December 31, Year Ended December 31, $ per share (unaudited) 2024 2023 2024 2023 Reported diluted (loss) income per share $ (6.55) $ (2.57) $ (8.77) $ 0.30 Adjusting items, after tax (per share) (1) (2) Net inventory LCM valuation (benefit) loss — 0.08 (0.13) — Other inventory impact (3) 0.53 0.58 1.00 2.29 Business interruption insurance and settlement recoveries — — (0.13) (0.12) Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements — (0.11) 0.01 (0.21) Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements (4) 0.02 — 0.07 — Loss (gain) on sale of Retail Stores 0.01 — (1.10) — Transaction related expenses (3) 0.05 — 0.30 — Restructuring costs (3) 0.04 0.37 0.77 0.45 El Dorado refinery fire losses — 0.01 — 0.10 Goodwill impairment 3.36 0.18 3.32 0.17 Property settlement — — (0.65) — Total adjusting items (1) 4.01 1.11 3.46 2.68 Adjusted net (loss) income per share $ (2.54) $ (1.46) $ (5.31) $ 2.98 (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (4) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

Reconciliation of Net (Loss) Income attributable to Delek US to Adjusted EBITDA

$ in millions (unaudited)	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023	Three Months Ended September 30, 2024
Reported net (loss) income attributable to Delek US	**$ (413.8)**	**$ (164.9)**	**$ (560.4)**	**$ 19.8**	**$ (76.8)**
Add:					
Interest expense, net	68.9	79.0	313.1	318.2	78.8
Income tax expense (benefit)	(52.1)	(38.4)	(79.2)	5.1	(12.2)
Depreciation and amortization	96.3	87.5	383.5	351.6	99.9
EBITDA attributable to Delek US	**(300.7)**	**(36.8)**	**57.0**	**694.7**	**89.7**
Adjusting items					
Net inventory LCM valuation (benefit) loss	(0.2)	6.6	(10.7)	0.4	0.2
Other inventory impact [(1)]	43.9	48.6	82.9	194.0	25.8
Business interruption insurance and settlement recoveries	—	—	(10.6)	(10.0)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	(9.5)	1.2	(17.6)	(8.0)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [(2)]	1.8	—	5.5	—	(2.6)
Transaction related expenses [(1)]	3.8	—	24.8	—	20.9
Restructuring costs [(1)]	3.3	31.4	62.8	37.8	33.7
Property settlement	—	—	(53.4)	—	—
El Dorado refinery fire losses	—	0.7	—	8.7	—
Goodwill impairment	212.2	14.8	212.2	14.8	—
Loss (gain) on sale of Retail Stores	0.9	—	(97.5)	—	(98.4)
Net income attributable to non-controlling interest	11.7	4.8	39.5	26.9	9.3
Total Adjusting items	277.5	97.4	256.7	255.0	(19.1)
Adjusted EBITDA	**$ (23.2)**	**$ 60.6**	**$ 313.7**	**$ 949.7**	**$ 70.6**

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

27

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Three Months Ended December 31, 2024			
	Refining	Logistics	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ (293.2)	$ 73.8	$ (67.7)	$ (287.1)
Adjusting items				
Net inventory LCM valuation (benefit) loss	(0.2)	—	—	(0.2)
Other inventory impact [1]	43.9	—	—	43.9
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	—	—	0.1
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	1.8	—	—	1.8
Transaction related expenses [1]	—	2.7	0.6	3.3
Restructuring costs [1]	—	—	3.3	3.3
Intercompany lease impacts [1]	(34.2)	30.7	3.5	—
Goodwill impairment	212.2	—	—	212.2
Total Adjusting items	223.6	33.4	7.4	264.4
Adjusted Segment EBITDA	$ (69.6)	$ 107.2	$ (60.3)	$ (22.7)

$ in millions (unaudited)	Three Months Ended December 31, 2023			
	Refining [3]	Logistics	Corporate, Other and Eliminations [3]	Consolidated
Segment EBITDA Attributable to Delek US	$ (52.3)	$ 84.2	$ (73.3)	$ (41.4)
Net inventory LCM valuation (benefit) loss	6.6	—	—	6.6
Other inventory impact [1]	48.6	—	—	48.6
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(9.5)	—	—	(9.5)
Restructuring costs	1.5	0.4	29.5	31.4
El Dorado refinery fire losses	0.7	—	—	0.7
Goodwill impairment	—	14.8	—	14.8
Total Adjusting items	47.9	15.2	29.5	92.6
Adjusted Segment EBITDA	$ (4.4)	$ 99.4	$ (43.8)	$ 51.2

(1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

(2) Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

(3) During the second quarter 2024, we realigned our reportable segments for financial reporting purposes to reflect changes in the manner in which our chief operating decision maker, or CODM, assesses financial information for decision-making purposes. The change represents reporting the operating results of our 50% interest in a joint venture that owns asphalt terminals located in the southwestern region of the U.S. within the refining segment. Prior to this change, these operating results were reported as part of corporate, other and eliminations. While this reporting change did not change our consolidated results, segment data for previous years has been restated and is consistent with the current year presentation.

28

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Year Ended December 31, 2024 Refining [3]	Logistics	Corporate, Other and Eliminations [3]	Consolidated
Segment EBITDA Attributable to Delek US	$ (158.0)	$ 342.7	$ (203.2)	$ (18.5)
Adjusting items				
Net inventory LCM valuation (benefit) loss	(10.7)	—	—	(10.7)
Other inventory impact [1]	82.9	—	—	82.9
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	1.2	—	—	1.2
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	5.5	—	—	5.5
Restructuring costs [1]	36.6	—	26.2	62.8
Transaction related expenses [1]	—	11.4	3.5	14.9
Business interruption insurance recoveries	(10.6)	—	—	(10.6)
Goodwill impairment	212.2	—	—	212.2
Property settlement	—	—	(53.4)	(53.4)
Intercompany lease impacts [1]	(66.3)	59.6	6.7	—
Total Adjusting items	250.8	71.0	(17.0)	304.8
Adjusted Segment EBITDA	$ 92.8	$ 413.7	$ (220.2)	$ 286.3

$ in millions (unaudited)	Year Ended December 31, 2023 Refining [3]	Logistics	Corporate, Other and Eliminations [3]	Consolidated
Segment EBITDA Attributable to Delek US	$ 560.7	$ 363.0	$ (249.6)	$ 674.1
Adjusting items				
Net inventory LCM valuation (benefit) loss	0.4	—	—	0.4
Other inventory impact [1]	194.0	—	—	194.0
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(17.6)	—	—	(17.6)
Restructuring costs	1.5	0.4	35.9	37.8
Business interruption insurance recoveries	(10.0)	—	—	(10.0)
El Dorado refinery fire losses	8.7	—	—	8.7
Goodwill impairment	—	14.8	—	14.8
Total Adjusting items	177.0	15.2	35.9	228.1
Adjusted Segment EBITDA	$ 737.7	$ 378.2	$ (213.7)	$ 902.2

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2024, we updated our non-GAAP financial measures to include the impact of unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. The impact to historical non-GAAP financial measures is immaterial.

[3] During the second quarter 2024, we realigned our reportable segments for financial reporting purposes to reflect changes in the manner in which our chief operating decision maker, or CODM, assesses financial information for decision-making purposes. The change represents reporting the operating results of our 50% interest in a joint venture that owns asphalt terminals located in the southwestern region of the U.S. within the refining segment. Prior to this change, these operating results were reported as part of corporate, other and eliminations. While this reporting change did not change our consolidated results, segment data for previous years has been restated and is consistent with the current year presentation.

29

30 Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA Three Months Ended September 30, 2024 $ in millions (unaudited) Refining Logistics Corporate, Other and Eliminations Consolidated Segment EBITDA Attributable to Delek US $ 12.8 $ 68.6 $ (79.6) $ 1.8 Adjusting items Net inventory LCM valuation (benefit) loss 0.2 — — 0.2 Other inventory impact (1) 25.8 — — 25.8 Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (8.0) — — (8.0) Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements (2) (2.6) — — (2.6) Restructuring costs (1) 14.1 — 19.6 33.7 Transaction related expenses — 8.6 2.9 11.5 Intercompany lease impacts (1) (32.1) 28.9 3.2 — Total Adjusting items (2.6) 37.5 25.7 60.6 Adjusted Segment EBITDA $ 10.2 $ 106.1 $ (53.9) $ 62.4 (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 3Q24 the Earnings Release.

Reconciliation of (Loss) Income From Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations

Reconciliation of (Loss) Income From Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations

$ in millions (unaudited)	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023	Three Months Ended September 30, 2024
Reported loss (income) from continuing operations, net of tax	**$ (401.1)**	**$ (163.3)**	**$ (598.1)**	**$ 19.6**	**$ (134.8)**
Add:					
Interest expense, net	68.9	78.9	313.0	318.0	78.8
Income tax expense (benefit)	(51.2)	(41.3)	(107.9)	(3.0)	(40.3)
Depreciation and amortization	96.3	84.3	374.5	339.5	98.1
EBITDA attributable to Delek US	**(287.1)**	**(41.4)**	**(18.5)**	**674.1**	**1.8**
Adjusting items					
Net inventory LCM valuation (benefit) loss	(0.2)	6.6	(10.7)	0.4	0.2
Other inventory impact [1]	43.9	48.6	82.9	194.0	25.8
Business interruption insurance and settlement recoveries	—	—	(10.6)	(10.0)	—
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	0.1	(9.5)	1.2	(17.6)	(8.0)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements [2]	1.8	—	5.5	—	(2.6)
Transaction related expenses [1]	3.3	—	14.9	—	11.5
Restructuring costs [1]	3.3	31.4	62.8	37.8	33.7
El Dorado refinery fire losses	—	0.7	—	8.7	—
Goodwill impairment	212.2	14.8	212.2	14.8	
Property settlement	—	—	(53.4)	—	—
Total Adjusting items	264.4	92.6	304.8	228.1	60.6
Adjusted EBITDA from continuing operations	**$ (22.7)**	**$ 51.2**	**$ 286.3**	**$ 902.2**	**$ 62.4**

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

31

32 Reconciliation of (Loss) Income From Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. Reconciliation of Income From Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations Three Months Ended December 31, Year Ended December 31, Three Months Ended September 30, $ in millions (unaudited) 2024 2023 2024 2023 2024 Reported income form discontinued operations, net of tax $ (1.0) $ 3.2 $ 77.2 $ 27.1 $ 67.3 Add: Interest expense, net — 0.1 0.1 0.2 — Income tax expense (0.9) 2.9 28.7 8.1 28.1 Depreciation and amortization — 3.2 9.0 12.1 1.8 EBITDA attributable to discontinued operations (1.9) 9.4 115.0 47.5 97.2 Adjusting items Transaction costs (1) 0.5 — 9.9 — 9.4 Loss (gain) on sale of Retail Stores 0.9 — (97.5) — (98.4) Total Adjusting items 1.4 — (87.6) — (89.0) Adjusted EBITDA from discontinued operations $ (0.5) $ 9.4 $ 27.4 $ 47.5 $ 8.2

33 Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (1) Includes obligations under the inventory intermediation agreement. Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations Three Months Ended December 31, $ in millions (unaudited) 2024 Reported cash flow from operations $ (163.5) Less: Working capital impacts (1) (71.1) Adjusted cash flow from operations $ (92.4)